Exhibit 99.1

New Era Helium Corp. and Roth CH Acquisition V Co. announce the Filing of an Investor

Presentation for the Proposed Business Combination

MIDLAND, TX – January 17, 2024 – Roth CH Acquisition V Co. (NASDAQ: ROCL) (“Roth CH” or “Roth CH V”)), a special purpose acquisition company, and New Era Helium Corp. (“New Era”, “NEH” or the “Company”), an exploration and production (“E&P”) company that sources helium produced in association with the production of natural gas reserves in North America, announced today that ROCL has filed an Investor Presentation on Form 8-K (the “Investor Presentation”) with the U.S. Securities and Exchange Commission (“SEC”) in connection with the previously announced business combination with New Era. The Investor Presentation includes an overview of New Era, the helium market and the transaction.

Upon the closing of the transaction, subject to approval by ROCL’s stockholders and other customary closing conditions, the combined company will be named “New Era Helium Corp.” and is expected to list on NASDAQ. Current NEH Chairman, Joel Solis, and CEO, E. Will Gray II, will continue to lead the combined company, and existing NEH shareholders will roll 100% of their equity into the combined company. Completion of the business combination, which is expected to close in the first half of 2024, is subject to regulatory and stockholder approvals and other customary closing conditions.

Advisors

Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC are acting as placement agents for a PIPE transaction that is anticipated to close in connection with the closing of the business combination. Sichenzia Ross Ference Carmel LLP is acting as legal advisor to NEH and Loeb & Loeb LLP is acting as legal advisor to ROCL.

About New Era Helium Corporation

NEH is an exploration and production company that sources helium produced in association with the production of natural gas reserves in North America. The company currently owns and operates over 137,000 acres in Southeast New Mexico and has over 2 billion cubic feet of proved, and probable helium reserves. More information can be found at www.newerahelium.com.

About Roth CH Acquisition V Co.

Roth CH Acquisition V Co. is a blank check company incorporated for the for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Roth CH V is jointly managed by affiliates of Roth Capital Partners and Craig-Hallum Capital Group. Its initial public offering occurred on December 3, 2021. For more information, visit https://www.rothch.com/.

Additional Information and Where to Find It

This press release is provided for information purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among NEH, Roth CH V and Roth CH V Merger Sub Corp., a wholly-owned subsidiary of Roth CH V. In connection with the Proposed Business Combination, Roth CH V intends to file with the SEC a registration on Form S-4, which will include a proxy statement to be sent to Roth CH V stockholders and a prospectus for the registration of Roth CH V securities (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination is expected to be provided in the Registration Statement. Roth CH V urges investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Roth CH V, NEH and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of Roth CH V as of a record date to be established for voting on the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Roth CH Acquisition V Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Roth CH V’s and NEH’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” “intends,” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Roth CH V’s final prospectus for its initial public offering, filed with the SEC on December 2, 2021, under the heading “Risk Factors.” These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Roth CH V and NEH believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Roth CH V nor NEH is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

In addition to factors previously disclosed in Roth CH V’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding NEH’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and NEH’s ability to invest in growth initiatives and pursue acquisition opportunities; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (iii) the outcome of any legal proceedings that may be instituted against Roth CH V or NEH following announcement of the Proposed Business Combination and the transactions contemplated thereby; (iv) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain Roth CH V stockholder approval on the expected terms and schedule, as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (v) the failure to meet the minimum cash requirements of the business combination agreement due to ROCL stockholder redemptions and the failure to obtain replacement financing; the inability to complete the concurrent PIPE, (vi) the risk that the Proposed Business Combination or another business combination may not be completed by Roth CH V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (vii) the risk that the announcement and consummation of the Proposed Business Combination disrupts NEH’s current operations and future plans; (viii) the ability to recognize the anticipated benefits of the Proposed Business Combination; (ix) unexpected costs related to the Proposed Business Combination; (x) the amount of any redemptions by existing holders of the Roth CH V Common Stock being greater than expected; (xi) limited liquidity and trading of Roth CH V’s securities; (xii) geopolitical risk and changes in applicable laws or regulations; (xii) the possibility that Roth CH V and/or NEH may be adversely affected by other economic, business, and/or competitive factors; (xiv) operational risk; (xv) risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and (xvi) the risks that the consummation of the Proposed Business Combination is substantially delayed or does not occur.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Roth CH V’s and NEH’s control. While all projections are necessarily speculative, Roth CH V and NEH believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Roth CH V and NEH, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The foregoing list of factors is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Roth CH V and is not intended to form the basis of an investment decision in Roth CH V. Readers should carefully review the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and the other reports, which Roth CH V has filed or will file from time to time with the SEC. There may be additional risks that neither Roth CH V nor NEH presently know, or that Roth CH V and NEH currently believe are immaterial, that could cause actual results to differ from those contained in forward looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. All subsequent written and oral forward-looking statements concerning Roth CH V and NEH, the Proposed Business Combination or other matters and attributable to Roth CH V and NEH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Participants in the Solicitation

ROCL, NEH and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about such persons and a description of their interests will be contained in the Registration Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact Information

Roth CH Acquisition V Co.

RothCH@roth.com

New Era Helium Corp.

E. Will Gray II

CEO, NEH

Will@NewEraHelium.com

Jonathan Paterson

Investor Relations

JonathanPaterson@harbor-access.com

Tel +1 475 477 9401

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